SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: June 26, 2002

                               MBNA CORPORATION
      (Exact name of registrant as specified in its certificate of trust)

           Maryland                     1-10683             52-1713008
(State or other jurisdiction of       (Commission        (I.R.S. Employer
        incorporation)                File Number)       Identification No.)

    1100 North King Street
     Wilmington, Delaware                                   19884-2721
(Address of principal executive                             (Zip Code)
           offices)

     (Registrant's telephone number, including area code) (800) 362-6255


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Item 5.  Other Events.
---------------------

          On September 14, 2000, MBNA Corporation, MBNA Capital D, MBNA Capital E, MBNA Capital F and MBNA Capital G filed a Registration Statement on Form S-3 (File Nos. 333-45814, 333-45814-01, 333-45814-02, 333-45814-03 and
333-45814-04) (the "Registration Statement"), which Registration Statement was declared effective on September 28, 2000. On June 20, 2002, the prospectus included in the Registration Statement was supplemented in connection with the proposed issuance and sale, pursuant to such prospectus as so supplemented, of 12,000,000 MBNA Capital D 8.125% Trust Preferred Securities, Series D (Liquidation Amount $25 per Trust Preferred Security) (the "Trust Preferred Securities"). Attached as exhibits hereto are the Underwriting Agreement, Form of Amended and Restated Trust Agreement of MBNA Capital D, including the Form of Trust Preferred Security Certificate, and the Form of First Supplemental Indenture to the Junior Subordinated Indenture between MBNA Corporation and The Bank of New York, including the Form of Junior Subordinated Debenture, in each case relating to the Trust Preferred Securities.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

          The following exhibits are filed with this report:

Exhibit Number                     Description
--------------                     -----------

   1 Underwriting Agreement, dated June 20, 2002, among MBNA Corporation, MBNA Capital Trust and Salomon Smith Barney, Inc., as representatives of the several Underwriters.

   4.1 Form of Amended and Restated Trust Agreement of MBNA Capital D, including the Form of Trust Preferred Security Certificate.

   4.2 Form of First Supplemental Indenture to the Junior Subordinated Indenture between MBNA Corporation and The Bank of New York, including the Form of Junior Subordinated Debenture.



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

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.





                                               MBNA CAPITAL D
                                               (Registrant)


 DATE:  June 26, 2002                     By:  /s/ Thomas D. Wren
                                               ------------------------------
                                               Name:  Thomas D. Wren
                                               Title: Vice President





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

                                 EXHIBIT INDEX

Exhibit Number                     Description
--------------                     -----------

   1 Underwriting Agreement, dated June 20, 2002, among MBNA Corporation, MBNA Capital Trust and Salomon Smith Barney, Inc., as representatives of the several Underwriters.

   4.1 Form of Amended and Restated Trust Agreement of MBNA Capital D, including the Form of Trust Preferred Security Certificate.

   4.2 Form of First Supplemental Indenture to the Junior Subordinated Indenture between MBNA Corporation and The Bank of New York, including the Form of Junior Subordinated Debenture.



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